UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Fundrise Growth Tech Fund, LLC

(Exact name of registrant as specified in its charter)

Investment Company Act File Number: 811-23708

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Michelle A. Mirabal

Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Name and Address of Agent for Service)

Copies to:

Elizabeth J. Reza

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Date of fiscal year end: March 31

Date of reporting period: May 11, 2022 through September 30, 2022

Item 1.	Reports to Stockholders

Fundrise Growth Tech Fund, LLC

Semi-Annual Report

for the Period Ended

September 30, 2022

Fundrise Growth Tech Fund, LLC

Schedule of Investments

(unaudited)

(Amounts in thousands, except share data)

Shares	Description	Acquisition Date	Value as of September 30, 2022
	Private Equity– 14.4%

	Preferred Stock – 14.4%
	Technology – 14.4%
554,888	Vanta Series B-1 Preferred Stock (Cost - $5,000) (1)(2)(3)	09/07/22	$5,000
	Total Technology (Cost - $5,000)		$5,000

	Total Preferred Stock– 14.4% (Cost - $5,000)		$5,000

	Total Investments – 14.4% (Cost - $5,000)		$5,000

	Other assets in excess of liabilities – 85.6%		$29,781

	Total Net Assets – 100.0%		$34,781

(1)	Restricted security.
(2)	Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the financial statements for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments.
(3)	Represents a non-income producing investment.

See accompanying notes to the financial statements.

Fundrise Growth Tech Fund, LLC

Statement of Assets and Liabilities

(unaudited)

(Amounts in thousands, except share and per share data)

As of September 30, 2022
Assets
Investments, at fair value (cost $5,000)	$5,000
Cash and cash equivalents	29,779
Deferred offering costs	251
Receivable from Adviser	640
Total Assets	$35,670

Liabilities
Payable to Adviser	$191
Payable to Adviser - offering and organizational costs	698
Total Liabilities	$889

Total Net Assets	$34,781

Components of Net Assets:
Paid in capital	$34,781
Distributable earnings	-
Total Net Assets	$34,781

Net Asset Value:
Net assets	$34,781
Common shares; unlimited shares authorized; 3,477,999 shares outstanding as of September 30, 2022	3,478
Net Asset Value Per Share	$10.00

See accompanying notes to the financial statements.

Fundrise Growth Tech Fund, LLC

Statement of Operations

(unaudited)

(Amounts in thousands)

For the Period May 11, 2022(1) to September 30, 2022
Investment Income
Other income	$-
Total Investment Income	$-

Expenses
Organizational expenses	$157
Management fees	62
Legal fees	29
Offering costs	62
Director’s fees	40
Insurance fees	39
Bank and custody fees	8
Miscellaneous expenses	15
Total Expenses	$412

Less: Expenses waived or borne by the Adviser (Note 6)	$(412)

Fees recouped by the Adviser (Note 6)	-

Net Expenses	$-

Net Investment Income (Loss)	$-

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	$-
Net change in unrealized appreciation/depreciation on investments	-
Total Net Realized and Unrealized Gain (Loss) on Investments	$-

Net Increase in Net Assets Resulting from Operations	$-

(1)	Effective date of the Fund’s Registration Statement.

See accompanying notes to the financial statements.

Fundrise Growth Tech Fund, LLC

Statements of Changes in Net Assets

(unaudited)

(Amounts in thousands)

For the Period May 11, 2022(1) to September 30, 2022
Operations:
Net investment income (loss)	$-
Net realized gain (loss) on investments	-
Net change in unrealized appreciation/depreciation on investments	-
Net Increase in Net Assets Resulting from Operations	$-

Distributions to Shareholders:
From distributable earnings	$-
From return of capital	-
Net (Decrease) in Net Assets from Distributions	$-

Capital Share Transactions:
Proceeds from sale of shares	$34,681
Distributions reinvested	-
Repurchases of shares	-
Net Increase in Net Assets from Capital Share Transactions	$34,681

Net Assets:
Beginning of Period	$100
End of Period	$34,781

(1)	Effective date of the Fund’s Registration Statement.

See accompanying notes to the financial statements.

Fundrise Growth Tech Fund, LLC

Statement of Cash Flows

(unaudited)

(Amounts in thousands)

For the Period May 11, 2022(1) to September 30, 2022
Operating Activities:
Net Increase in Net Assets Resulting from Operations	$-
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of Investments	(5,000)
Amortization of deferred offering costs	62
Changes in assets and liabilities:
Net (increase) decrease in deferred offering costs	(17)
Net (increase) decrease in receivable from Adviser	(412)
Net increase (decrease) in payable to Adviser	191
Net increase (decrease) in payable to Adviser - offering and organizational costs	174
Net cash provided by (used in) operating activities	(5,002)
Financing Activities:
Proceeds from issuance of common shares	34,681
Net cash provided by (used in) financing activities	34,681

Net Increase (Decrease) in Cash and Cash Equivalents	29,679
Cash and cash equivalents, beginning of period	100
Cash and cash equivalents, end of period	$29,779

(1)	Effective date of the Fund’s Registration Statement.

See accompanying notes to the financial statements.

Fundrise Growth Tech Fund, LLC

Financial Highlights

(unaudited)

(Amounts in thousands, except share and per share data)

Per share operating performance for a share outstanding throughout the period (1)	For the Period May 11, 2022(2) to September 30, 2022
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (loss)	$-
Net realized and unrealized gain (loss) on investments	-
Total Income from Investment Operations	$-

Distributions to Common Shareholders
Net investment income	$-
Return of capital	-
Total Distributions to Common Shareholders	$-

Net Asset Value, End of Period	$10.00

Total Investment Return Based on Net Asset Value (3)	0.00%

Ratios and Supplemental Data
Net assets, end of period	$34,781
Ratio of total expenses to average net assets (4)	6.25%
Ratio of net expenses to average net assets (4)(5)	0.00%
Ratio of net investment income (loss) to average net assets (4)(5)	0.00%
Portfolio turnover rate (6)	0.00%

(1)	Based on average shares outstanding.
(2)	Effective date of the Fund’s Registration Statement.
(3)	Total investment return based on net asset value is for the period indicated and has not been annualized for any partial year periods. Total investment return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period indicated and assumes that dividends are reinvested in accordance with the Reinvestment Plans. Returns shown do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the repurchase of Fund shares. Total investment returns would have been lower had certain expenses not been waived or borne by the Adviser during the period. See Note 6, Investment Manager Fees and Other Related Party Transactions for further information regarding the period reflected.
(4)	Annualized.
(5)	This ratio reflects fee waivers and/or expense reimbursements. As of September 30, 2022, the Adviser voluntarily waived all expenses of the fund. No fees have been recouped and no expenses reimbursed as of September 30, 2022. See Note 6, Investment Manager Fees and Other Related Party Transactions for further information regarding the period reflected.
(6)	Not annualized.

See accompanying notes to the financial statements.

Fundrise Growth Tech Fund, LLC

Notes to Financial Statements

(unaudited)

For the Period May 11, 2022 to September 30, 2022

1.	Formation and Organization

Fundrise Growth Tech Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and intends to elect to be taxed as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Part I of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Subchapter M”), commencing with its taxable year ending March 31, 2023. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s registration statement was declared effective on May 11, 2022. The Fund commenced investment operations on July 20, 2022.

The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock, and convertible debt) of certain privately held, mid-to-late-stage, growth companies (“Portfolio Companies”), or other investments (including derivatives) that have economic characteristics similar to investments in technology companies. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments (including derivatives) that have economic characteristics similar to investments in technology companies.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

The estimates and assumptions underlying these financial statements are based on information available as of September 30, 2022, including judgments about the financial market and economic conditions which may change over time.

As a result of the ongoing global COVID-19 outbreak, economic uncertainties persist that could have an adverse impact on economic and market conditions. The global impact of the pandemic has been rapidly evolving and presents material uncertainty and risk with respect to the Fund’s performance and financial results.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents may consist of money market funds, demand deposits and highly liquid investments with original maturities of three months or less. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution. To date, the Fund has not experienced any losses with respect to cash and cash equivalents.

Valuation Oversight

The Board has approved procedures pursuant to which the Fund values its investments and has designated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Fair Value Measurement

The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.

The majority of the Fund’s investments are expected to have no readily available market quotations and, as such, will be valued at fair value in good faith. There is no single standard for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. For mid-to-late growth Portfolio Companies, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the Portfolio Companies grow to a point where traditional valuation methods apply, the Fund will value its investments based on the Portfolio Company’s progression through capital raising cycles. Late-stage private companies or “pre-IPO companies” traditionally raise capital from investors in organized funding rounds. During such funding rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund also intends to adjust the valuation of its Portfolio Companies with each new funding round, which is the generally accepted methodology for the valuation of pre-IPO companies like the ones the Fund intends to invest in. However, while the valuation as of the latest funding round is a prominent factor in the Fund’s valuation process, it is not the only factor that the Fund will consider when valuing its portfolio investments.

The Fund may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Fund may consider additional several factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Fund may also consider periodic financial statements (audited and unaudited) or other information provided by the Portfolio Companies to investors or prospective investors, to the extent that it is available.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s investments carried at fair value (amounts in thousands):

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stock	$—	$—	$5,000	$5,000
Total Investments	$—	$—	$5,000	$5,000

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of September 30, 2022 (amounts in thousands). The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in input
Preferred Stock	$5,000	Recent Transaction	Transaction Price	N/A	Increase

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Preferred Stock
Balance as of May 11, 2022	$—
Purchases	5,000
Accrued discounts (premiums)	—
Realized gain (loss)	—
Net change in unrealized appreciation/depreciation	—
Return of capital distributions	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of September 30, 2022	$5,000
Net change in unrealized appreciation/depreciation for the period ended September 30, 2022, related to Level 3 investments held at September 30, 2022	$—

Organizational and Offering Costs

Organizational and offering costs of the Fund are initially being paid by the Adviser on behalf of the Fund.

Organizational costs may include, among other things, the cost of organizing as a Delaware limited liability company, the cost of certain legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to offering the Fund’s Shares. Any offering costs paid by the Adviser prior to commencement of operations will be recorded as a Payable to Adviser – offering and organizational costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter, these offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Adviser are subject to reimbursement pursuant to the Expense Limitation Agreement as described in Note 6,  Investment Manager Fees and Other Related Party Transactions.

Income Taxes

The Fund intends to elect to be taxed as a RIC under the Code, and intends to operate as such, commencing with the taxable year ending March 31, 2023. To qualify as a RIC, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual investment company taxable income (“ICTI”) to the shareholders of the Fund (“Shareholders”) (which is computed without regard to the dividends paid deduction and generally equals the fund’s ordinary income plus the excess of its net short-term capital gains over its net long-term capital losses, minus deductible expenses). As a RIC, the Fund generally will not be subject to U.S. federal income tax to the extent it distributes qualifying dividends to its Shareholders. Even if the Fund qualifies for taxation as a RIC, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. For the open tax periods, the Fund has no uncertain tax positions that would require recognition in the financial statements.

Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended September 30, 2022, the Fund did not incur any income tax, interest, or penalties.

Issuance of Shares

The Fund offers its Shares on a continuous basis through the Fundrise Platform, an investment platform available both online at www.fundrise.com and through various mobile applications owned and operated by the Sponsor. The price a Shareholder pays for Shares is based on the Fund’s NAV. The Fund calculates its NAV as of the close of business (i) on the last business day of each calendar month, (ii) each date that Shares are sold or repurchased that the New York Stock Exchange is open for business, as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Standard Time, (iii) as of the date of any distribution and (iv) at such other times as the Board shall determine.

Distributions To Shareholders

The Fund intends to make distributions necessary to maintain its qualification for taxation as a RIC. The Fund does not expect to declare any distributions until the proceeds from the Fund’s initial offering are invested and generating operating cash flow. Once the Fund is generating operating cash flows, it expects to declare and pay distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Notwithstanding the foregoing, it is likely that many of the Portfolio Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. Distributions to shareholders of the Fund are recorded on the ex-dividend date.

Dividend Reinvestment

The Fund will operate under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, a Shareholder’s income dividends, capital gains or other distributions, net of any applicable U.S. withholding tax, will be reinvested in the Shares of the Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan. Unless a Shareholder elects to “opt in” to the Fund’s dividend reinvestment policy, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the policy. When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in Shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per Share next computed after the distribution is paid.

Shareholders who do not participate in the Fund’s dividend reinvestment policy will receive all dividends in cash.

Investment Income and Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales of investments are calculated using the identified cost basis. Dividend income and distributions are reported on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund estimates the allocation of distributions between investment income and return of capital based on historical information or regulatory filings.

3.	Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Principal Risks” in the Fund’s Prospectus and Statement of Additional Information filed on May 16, 2022, and the Fund’s other filings with the SEC.

Non-Listed Closed-End Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for more than 5% of the Fund’s net assets.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more Portfolio Companies. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that a Shareholder invests. The value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. At any point in time, Shares may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Global economic, political and market conditions and economic uncertainty, including those caused by the ongoing COVID-19 pandemic, may adversely affect the Fund’s business, results of operations and financial condition.

Risks of Investing in Portfolio Companies. The Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and consequently the reduction or loss of the Fund’s investment. The Adviser expects that the Fund’s holdings of Portfolio Companies may require several years to appreciate, and the Adviser can offer no assurance that such appreciation will occur. Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns.

Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses. Therefore, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial information, current performance metrics, operational details and other information regarding the Portfolio Companies in which the Fund invests. Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Portfolio Companies may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Technology Sector (Concentration) Risk. The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses. The Fund’s portfolio investments are generally privately traded securities (unless one of the Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein) that are fair valued by the Adviser in accordance with the Fund’s valuation procedures. Valuations of the Portfolio Companies are inherently uncertain and may be based on estimates, and the Fund’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. This risk is particularly exaggerated for mid-stage growth Portfolio Companies, given their limited history and significant change in cash flow generation over time.

4.	Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares for the period ended September 30, 2022 (all tabular amounts are in thousands except share data):

	For the Period May 11, 2022(1) to September 30, 2022
Common Shares:	Shares	Amount
Gross proceeds from offering	3,467,999	$34,681
Reinvestment of distributions	-	-
Total gross proceeds	3,467,999	$34,681
Less: Shares repurchased	-	-
Net Proceeds from Common Shares	3,467,999	$34,681

(1)	Effective date of the Fund’s Registration Statement.

As of September 30, 2022, the Fund has issued 10,000 common shares to the Sponsor. For the period May 11, 2022 (Effective date of the Fund’s Registration Statement) to September 30, 2022, no distributions were declared to these related parties.

5.	Repurchase Offers

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for more than 5% of the Fund’s net assets. Any repurchases of Shares will be made to all holders of Shares, at such times and on such terms as may be determined by the Board from time to time in its sole discretion.

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The value of Shares being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately one to seven days after the Expiration Date (the “Valuation Date”), and any such repurchase will be effective as of the Valuation Date (the “Repurchase Date”). The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s NAV per Share as of the Valuation Date.

No repurchase offers were completed during the period ended September 30, 2022.

6.	Investment Manager Fees and Other Related Party Transactions

The Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) of 1.85% of the Fund’s average daily net assets. The Management Fee will be calculated and accrued daily and payable monthly in arrears. For the period ended September 30, 2022, the Adviser waived the Management Fee, totaling approximately $62,000, subject to recoupment in accordance with the Expense Limitation Agreement discussed in further detail below.

The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating Expenses to 3.00% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect for one year from the effective date of the Investment Management Agreement, unless and until the Board approves its modification or termination.

As of September 30, 2022, the Adviser voluntarily waived all expenses of the Fund. During the period ended September 30, 2022, expenses waived and or paid by the Adviser amounted to approximately $412,000.

The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement will remain in effect for one year from the effective date of the Investment Management Agreement, unless and until the Board approves its modification or termination. As of September 30, 2022, the Fund had remaining expense waivers and/or reimbursement subject to recoupment by the Adviser and respective dates of expiration as follows (amounts in thousands):

Recoupment expiration	Expenses remaining
Expires during the year ended March 31, 2023	$—
Expires during the year ended March 31, 2024	—
Expires during the year ended March 31, 2025	326
Expires during the year ended March 31, 2026	565
Total fee waiver/expense reimbursement subject to recoupment	$891

For the period ended September 30, 2022, the Adviser did not seek recoupment for any fees.

The Fund will reimburse the Adviser for actual expenses incurred on behalf of the Fund in connection with the selection, acquisition or origination of an investment, to the extent not reimbursed by a third-party borrower, whether or not the Fund ultimately acquires or originates the investment. The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, utilities or technology costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund. For the period ended September 30, 2022, the Adviser did not incur any such costs on the Fund’s behalf, and as such no expenses are payable as of September 30, 2022.

The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation fees and expenses associated with the selection, acquisition, or origination of investments (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset) whether or not the Fund ultimately acquires or originates the investment, and the sale of investments. No such fees were incurred or paid by the Fund to the Adviser or its affiliates for the period ended September 30, 2022.

The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second Amended and Restated Operating Agreement (“Operating Agreement’) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and Investment Management Agreement.

7.	Investments

The Fund invests in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) of certain privately held, mid-to-late-stage, growth companies, or other investments (including derivatives) that have economic characteristics similar to investments in technology companies.

The cost of purchases and proceeds from the sale of investments, for the period ended September 30, 2022, amounted to approximately $5,000,000 and $0, respectively.

8.	Tax Basis Information

During the period ended September 30, 2022, the Fund had no distributable earnings and no distributions were declared or paid for the period ended September 30, 2022.

As of September 30, 2022, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows (amounts in thousands):

Cost of investments for tax purposes	$5,000
Gross tax unrealized appreciation	$-
Gross tax unrealized depreciation	(-)
Net Tax Unrealized Appreciation	$-

9.	Subsequent Events

In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring through November 29, 2022, the date at which the financial statements were available to be issued.

New Investments

As of November 29, 2022, the Fund has invested approximately $28,359,000 into Short-Term Investments since September 30, 2022.

Notice of Offer to Repurchase Shares of Beneficial Interest

On November 29, 2022, the Fund announced that beginning December 2, 2022, the Fund is offering to repurchase outstanding shares pursuant to tenders by holders of the Fund’s shares in an amount up to approximately 5% of the Fund’s net assets, calculated as of the next business day following December 31, 2022 or as reasonably practicable thereafter.

Additional Information (Unaudited):

1.	Approval of Investment Management Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At a meeting held on May 2, 2020 (the “Organizational Meeting”), the Board of Directors (the “Board”) of Fundrise Growth Tech Fund, LLC (the “Fund”) considered and discussed a proposed investment management agreement (the "Agreement") between Fundrise Advisors, LLC (the “Adviser”) and the Fund. At the Organizational Meeting, the Board, including each of the Independent Directors, unanimously voted to approve the Agreement for an initial two-year period. The initial two-year term of the Agreement commenced on July 18, 2022.

In the months preceding the Organizational Meeting, the Board reviewed written responses from the Adviser to questions posed to the Adviser by counsel on behalf of the Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement. The Board also considered the materials and in-person presentations by Fund officers and representatives of the Adviser received at the Organizational Meeting concerning the Agreement.

In determining whether to approve the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. In connection with their deliberations, the Independent Directors met separately in executive session to review the relevant materials. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services

When determining whether to approve the Agreement, the Board considered information regarding the nature, extent and quality of services to be provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services to be provided by the Adviser. The Board noted the non-investment advisory services to be provided by the Adviser consistent with the terms of the Agreement, including the supervision and coordination of the Fund’s service providers and the provision of administrative, management and other services. The Board considered the Adviser’s reputation, organizational structure, resources and overall financial strength and ability to carry out its obligations under the Agreement. The Board also considered that the Adviser had extensive experience managing other pooled investment vehicles that invest in real estate-related assets (the “Other Investment Vehicles”).

The Board considered the Adviser’s professional personnel who will provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance record of the Adviser. The Board noted the Adviser’s support of the Fund’s compliance control structure, including the resources that will be devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser to combat cybersecurity risks. The Board also considered the Adviser’s investments in business continuity planning designed to benefit the Fund. The Board noted the Adviser’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Fund and its service providers operate.

The Board considered the day-to-day portfolio management services that the Adviser will provide to the Fund. In this regard, the Board considered, among other things, the Adviser’s investment philosophy and processes, investment research capabilities and resources, performance record, experience, trading operations and approach to managing risk,. The Board considered the quality and experience of the Fund’s portfolio managers, the number of Other Investment Vehicles managed by the portfolio managers, and the Adviser’s method for compensating the portfolio managers. Moreover, the Board considered that the Adviser would oversee potential conflicts of interest between the Fund’s investments and those of the Other Investment Vehicles.

In addition, the Board considered the assumption of business, entrepreneurial, overall managerial and other risks by the Adviser in connection with launching and managing the Fund. The Board noted that the Fund is a closed-end fund that operates in accordance with the framework set forth under the 1940 Act. In this connection, the Board considered the special attributes of the Fund relative to traditional mutual funds and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining an infrastructure necessary to support the on-going operations of the Fund.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Agreement.

Fund Performance

When determining whether to approve the Agreement, the Board noted that the Fund was newly formed and did not have a prior performance record. The Board considered the investment performance of the Adviser and the Fund’s portfolio managers, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, performance data showing the portfolio manager’s capabilities in managing the Other Investment Vehicles. The Board reviewed the performance of each Other Investment Vehicle over different time periods presented in the materials and evaluated the Adviser’s analysis of the Other Investment Vehicle’s performance for these time periods. The Board noted that the Adviser did not manage a registered investment company that uses an investment strategy similar to that proposed for the Fund. The Board also considered performance data for an appropriate group of peer closed-end interval funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data.

Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.

Management Fees and Expenses

When determining whether to approve the Agreement, the Board reviewed and considered the proposed management fee rate to be paid by the Fund to the Adviser under the Agreement and the Fund’s anticipated total expense ratio. The Board received and reviewed a report prepared by Broadridge comparing the Fund’s proposed management fee rate and anticipated total expense ratio relative to the Fund’s Peer Group. In considering the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s contractual management fee, actual management fee and anticipated total expense ratio were consistent with the Fund’s Peer Group. The Board also noted the Adviser’s contractual undertaking to limit the Fund’s operating expenses to a specified level through an expense limitation agreement with the Fund.

The Board received and considered a description of the methodology used by Broadridge to select the closed-end interval funds in the Peer Group. While the Board recognized that comparisons between the Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of registered funds and the different business model and cost structure of the Adviser, the comparative, independently-selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser to the Other Investment Vehicles. The Board considered the explanations provided to the Adviser about any differences between the Adviser’s services to be provided to the Fund and the services it provides to the Other Investment Vehicles. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered funds such as the Other Investment Vehicles. The Board also reviewed information about structural, operational and other differences between the Other Investment Vehicles and the Fund. Based on its consideration of the factors and information it deemed relevant, the Board concluded that the compensation payable to the Adviser under the Agreement was reasonable.

Profitability

The Board received and considered information about the Adviser’s projected costs of launching the Fund and the projected profitability to the Adviser from providing services to the Fund. The Board received and considered information regarding the methodologies and estimates used by the Adviser in calculating and reporting profitability, including a description of the methodology used to allocate certain expenses. In evaluating the estimated profitability to the Adviser from providing services to the Fund, the Board considered the Adviser’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to Shareholders. The Board also noted that the actual profitability of the Fund to the Adviser would depend on, among other factors, the growth of the Fund’s assets under management.

Based on its review, the Board did not deem the estimated profits reported by the Adviser from providing services to the Fund to be at a level that would prevent the Board from approving the Agreement.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of Shareholders of the Fund. In this regard, the Board noted the absence of any breakpoints in the Agreement’s fee structure but considered that expense limitations and fee waivers that reduce the Fund’s expenses can have the same effect as breakpoints in sharing potential economies of scale with Shareholders. In addition, the Board considered that initially setting competitive fee rates, pricing the Fund to scale at inception and making additional investments in the business intended to enhance services available to Shareholders are other means of sharing potential economies of scale with Shareholders.

The Board concluded that the Adviser’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its Shareholders. The Board noted that it will have the opportunity to periodically reexamine whether the Fund has achieved any economies of scale and the appropriateness of any potential future management fee breakpoints as part of its future review of the Agreement.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund.

The Board noted that the Fund would be among the investment options available to investors participating in certain investment plans sponsored by the Adviser or its affiliates. The Board considered that the Adviser receives asset-based fees from plan participants, which the Board considered could be viewed as an indirect benefit to the extent investments in the Fund support these plans. The Board also considered information about certain fees that the Adviser or its affiliates may be entitled to receive in connection with the selection, acquisition or origination of investments by the Fund.

Based on its consideration of the factors and information it deemed relevant, the Board did not deem any ancillary benefits that may be received by the Adviser and its affiliates to be unreasonable.

Conclusion

At the Organizational Meeting, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Board unanimously approved the Agreement.

2.	Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available without charge, upon request, by calling (202) 584-0550 or on the SEC’s website at http://www.sec.gov.

3.	Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the period ended September 30 2022, is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundrise.com/innovation and (3) on the SEC’s website at http://www.sec.gov. During the period ended September 30, 2022, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.

4.	Compensation of Directors

The Fund’s Statement of Additional Information includes additional information about the Directors and is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundrise.com/innovation and (3) on the SEC’s website at http://www.sec.gov.

The following table sets forth information regarding the total compensation to be paid to the Independent Directors for their services as Independent Directors for the Fund’s first fiscal year ended March 31, 2023. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.

Name	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex[1] Paid to Directors
Jennifer M. Blatnik	$45,000	$45,000
Jeffrey R. Deitrich	$45,000	$105,000
Glenn R. Osaka	$45,000	$105,000

[1]	The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, and Fundrise Real Estate Interval Fund, LLC.

5.	Directors and Officers

The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and officers of the Fund as of September 30, 2022. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. For more information regarding the Directors and officers, please refer to the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (202) 584-0550.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Jennifer Blatnik (1974) Director	05/2022 to Present	Chief Operating Officer, Volta Networks (networking software firm) (2019-2021) and Juniper Networks (networking, cloud and security products firm) (2014-2017) Vice President, Product Management, Product Marketing and Marketing	1	None
Jeffrey R. Deitrich (1982) Director	05/2022 to Present	Senior Vice President, Silverstein Properties, Inc. (real estate investment and development firm) (2007-2016, 2022-Current); Formerly, Principal, Frenchtown Enterprises (real estate investment firm) (2019-2022); Principal, Better Building Solutions (technology integration and managed services firm) (since 2016). Asset Manager, Prudential Real Estate Investors (private equity) (2004-2007).	3	Fundrise Real Estate Interval Fund, LLC; Fundrise Income Real Estate Fund, LLC
Glenn R. Osaka (1955) Lead Independent Director	05/2022 to Present	Consultant and Private Investor (early stage technology companies) (since 2013). Formerly, Senior Vice President, Services, Juniper Networks, Inc. (2009-2013); Vice President, Strategy and Operations, Cisco Systems, Inc. (2007-2009); President and Chief Executive Officer, Reactivity Inc. (technology start-up company) (2001-2006); Managing Director, Redleaf Group (venture capital firm) (1999-2000); Vice President and General Manager, Enterprise Computing, Hewlett-Packard (1979-1998).	3	Fundrise Real Estate Interval Fund, LLC; Fundrise Income Real Estate Fund, LLC

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Interested Director
Benjamin S. Miller[3] (1977) Director, Chairperson and President	05/2022 to present	Chief Executive Officer, Fundrise Advisors, LLC (since 2012); Co-Founder, Chief Executive Officer and Director, Rise Companies Corp. (since 2012).	2	Fundrise Real Estate Interval Fund, LLC; Fundrise Income Real Estate Fund, LLC

[1]	Each Director serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.
[2]	The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, and Fundrise Real Estate Interval Fund, LLC.
[3]	Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupations During Past 5 Years
Michelle A. Mirabal (1988) Secretary and Chief Compliance Officer	05/2022 to present	Deputy General Counsel, Fundrise Advisors, LLC and Rise Companies Corp. (since 2019); Corporate Counsel, Amherst Residential, LLC (2018-2019); Associate, Hogan Lovells US LLP (2014-2018).
Alison A. Staloch (1980) Treasurer and Principal Financial/Accounting Officer	05/2022 to present	Chief Financial Officer, Fundrise Advisors, LLC and Rise Companies Corp. (since 2021); Chief Accountant (2017-2021), Assistant Chief Accountant (2015-2017), Division of Investment Management, U.S. Securities and Exchange Commission; Senior Manager, KPMG LLP (2005-2015).

[1]	The term of office for each officer will continue indefinitely.

Item 2.	Code of Ethics

Not applicable for semi-annual reporting period.

Item 3.	Audit Committee Financial Expert

Not applicable for semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services

Not applicable for semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants

Not applicable for semi-annual reporting period.

Item 6.	Investments

(a) The schedule of investments is included as part of the report to Shareholders filed under Item 1 of this form.

(b) There were no divestment of securities (as defined by Section 13(c) of the 1940 Act) for this semi-annual reporting period.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable for semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable for semi-annual reporting period.

(b) As of the date of this filing, Benjamin S. Miller, Brandon T. Jenkins, and Chris Brauckmuller are the Registrant’s portfolio managers and are primarily responsible for day-to-day management of the Registrant’s investment portfolio.

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. In December 2011, Mr. Miller started Popularise LLC, a real estate crowdsourcing website, which he currently manages. Prior to Rise Development, Mr. Miller had been a Managing Partner of the real estate company WestMill Capital Partners from October 2010 to June 2012, and before that, was President of Western Development Corporation from April 2006 to October 2010, after joining the company in early 2003 as a board advisor and then as COO in 2005. Western Development Corp. is one of the largest retail, mixed-use real estate companies in Washington, D.C.. While at Western Development, Mr. Miller led the development activities of over 1.5 million square feet of property, including more than $300 million of real estate acquisition and financing. Mr. Miller was an Associate and part of the founding team of Democracy Alliance, a progressive investment collaborative, from 2003 until he joined Western Development in 2005. From 1999 to 2001, Mr. Miller was an associate in business development at Lyte Inc., a retail technology start-up. Starting in 1997 until 1999, Mr. Miller worked as an analyst at a private equity real estate fund, Lubert-Adler, and for venture capital firm IL Management. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania. Mr. Miller is on the Board of Trustees of the National Center for Children and Families.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned his Bachelor of Arts in Public Policy and Economics from Duke University.

Chris Brauckmuller– Mr. Brauckmuller has served as Chief Product Officer of the Adviser since September 2018, and was previously the Director of Design and Creative since December 2012. From March 2010 to December 2012, Mr. Brauckmuller ran his own independent interactive design studio. Previously, Mr. Brauckmuller was employed as an interactive designer at 352 Media Group (now 352 Inc.), based in Gainesville, Florida, where he led creative efforts on accounts ranging from startups to Fortune 500 technology companies, including Microsoft and BAE Systems. Mr. Brauckmuller received a Bachelor of Arts degree from the University of Florida.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Registrant’s portfolio also manage other pooled investment vehicles, as indicated below. The following table identifies, as of September 30, 2022: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller
Registered Investment Companies	2	$1,843.71	2	$1,843.71
Other Pooled Investment Vehicles	12	$1,717.72	1	$49.59
Other Accounts	0	$0	0	$0
Brandon T. Jenkins
Registered Investment Companies	2	$1,843.71	2	$1,843.71
Other Pooled Investment Vehicles	12	$1,717.72	1	$49.59
Other Accounts	0	$0	0	$0
Chris Brauckmuller
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Registrant may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Registrant on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and the Fundrise eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor). These persons have legal obligations with respect to those entities that are similar to their obligations to the Registrant. In the future, these persons and other affiliates of Rise Companies may organize other real estate-related or debt-related programs and acquire for their own account real estate-related investments that may be suitable for the Registrant. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Registrant’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Registrant retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Registrant’s assets in order to avoid a reduction in the Registrant’s NAV.

Allocation of Investment Opportunities. The Fund relies on the Adviser’s executive officers and Rise Companies’ key investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities, including those that may be formed in the future, also rely on these same investment professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, which in the future may include offerings that acquire or invest in technology and technology-related companies.

These additional programs may have investment criteria that compete with the Registrant.

If a sale, financing, investment or other business opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant.

Except under any policies that may be adopted by the Adviser, which policies will be designed to minimize conflicts among the programs and other investment opportunities provided on the Fundrise Platform, no program or Fundrise Platform investment opportunity (including the Registrant) will have any duty, responsibility or obligation to refrain from:

•	engaging in the same or similar activities or lines of business as any program or Fundrise Platform investment opportunity;

•	doing business with any potential or actual tenant, lender, purchaser, supplier, customer or competitor of any program or Fundrise Platform investment opportunity;

•	engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual tenants, lenders, purchasers, suppliers or customers of any program or Fundrise Platform investment opportunity;

•	establishing material commercial relationships with another program or Fundrise Platform investment opportunity; or

•	making operational and financial decisions that could be considered to be detrimental to another program or Fundrise Platform investment opportunity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Registrant and one or more Fundrise entities (such as the eREITs® and eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor) to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Registrant and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Registrant, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Registrant has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Registrant’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Allocation of the Registrant Affiliates’ Time. The Registrant relies on Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Registrant’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Registrant, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Registrant believes that the Adviser and its affiliates have sufficient real estate and debt finance professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Registrant. These fees could influence the Adviser’s advice to the Registrant as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

•	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

•	the offering of shares by the Registrant, which entitles the Adviser to a Management Fee and other fees;

•	acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

•	borrowings up to the Registrant’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Registrant to the Adviser;

•	whether the Registrant seeks necessary approvals to internalize the Registrant’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real estate and debt finance professionals of Fundrise Companies who are performing services for the Registrant on behalf of the Adviser for consideration that would be negotiated at that time and may result in these real estate and debt finance professionals receiving more compensation from the Registrant than they currently receive from Rise Companies; and

•	whether and when the Registrant merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Registrant’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

•	Rise Companies;

•	the Adviser;

•	Fundrise, LLC;

•	other investment programs sponsored by Rise Companies; and

•	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Registrant.

(a)(3) Each of the Registrant’s portfolio managers receives compensation for his services, including services performed for the Registrant on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Registrant or any of the other accounts managed.

(a)(4) The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the fund as of September 30, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Benjamin S. Miller	$0-10,000
Brandon T. Jenkins	$0-10,000
Chris Brauckmuller	$0-10,000

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no repurchases of equity securities by the Sponsor or other affiliated purchasers for this semi-annual reporting period.

Item 10.	Submission of Matters to a Vote of Security Holders

As of November 29, 2022, there have been no material changes in the procedures by which Shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1) Not applicable

(a)(2) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Growth Tech Fund, LLC

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	President

Date:	November 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	Principal Executive Officer

Date:	November 29, 2022

By:	/s/ Alison A. Staloch
	Name:	Alison A. Staloch
	Title:	Treasurer and Principal Financial/Accounting Officer

Date:	November 29, 2022